UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020 (May 18, 2020)

SS&C TECHNOLOGIES HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SSNC	The Nasdaq Global Select Market

Item 3.02. Unregistered Sales of Equity Securities

The information set forth under Item 7.01 related to the issuance of shares of the Company’s common stock forming the Equity Consideration is incorporated by reference hereunder. Such issuance was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(a)(2) thereof.

Item 7.01. Regulation FD Disclosure

On May 15, 2020, SS&C Technologies, Inc., a Delaware corporation (“Technologies”) and a wholly owned subsidiary of SS&C Technologies Holdings, Inc. (the “Company”), completed its previously announced acquisition of Innovest Systems, LLC, a New York limited liability company (“Innovest”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 29, 2020 by and among Technologies, Innovest, Ignition Merger Subsidiary, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Technologies (“Merger Sub”), Bluff Point Associates Corp., a Delaware corporation, in its capacity as representative of the equityholders of Innovest, and certain holders of membership interests in Innovest (the “Stock Recipients”). The Company funded the acquisition with a combination of $100 million of available cash and approximately 368,000 common shares.  Upon the closing of the transactions contemplated by the Merger Agreement (the “Transaction”), Innovest became an indirect wholly owned subsidiary of the Company through a merger of Merger Sub with and into Innovest, with Innovest as the surviving company.

A copy of the press release of the Company dated May 18, 2020 announcing the closing of the Transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated May 18, 2020 issued by SS&C Technologies Holdings, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: May 19, 2020	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer